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EXHIBIT 10.1

                 PROVINCE OF BRITISH COLUMBIA
       Ministry of Energy, Mines and Petroleum Resources

          RECORD OF 4 POST CLAIM - MINERAL TENURE ACT

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Mining Division                         Tenure No.

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Gold Commissioner                       Date of Record

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                APPLICATION TO RECORD A 4 POST CLAIM

     I, Gerard Gallissant, Name of Locator, 783 MacCleave Avenue,
Penticton, British Columbia, Canada, V2A 3C4, 604-492-2959
Client No. 109 141,
AGENT FOR Mike Muzylowski, 7225 Hudson Street, Vancouver, British
Columbia, Canada, V6P 4K9, 604-605-0885,Client No. 119 289,

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map
No.82E046, in the Greenwood Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     The legal corner post is located 1100 meters east and 700 meters south of the confluence of Fourth of July Creek and Canyon
Creek. Access was gained by driving 32 Km up the Christian Valley
Forest Service Road.

TAG INFORMATION

     I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal post (or witness post*) and impressed this information on the tag:

                        LEGAL CORNER POST

TAG NO. 215446

CLAIM NAME          Montana
LOCATOR             Gerard Gallissant
FMC No.             109141
AGENT FOR           Mike Muzylowski
FMC No.             119239

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DATE COMMENCED      July 1, 2000
TIME COMMENCED      8:04 am
DATE COMMENCED      July 3, 2000
TIME COMMENCED      2:20 pm

                         NUMBER OF CLAIMS

N  4    S ______   E ______   W   4

IDENTIFICATION POSTS NOT PLACED
were 1E, 3N
because of the presence of cliffs.

If a witness post was placed for the legal corner post: Bearing from witness post to true position of legal corner post is __________ degrees, at a distance of __________ metres.

Bearing from identification post to witness post _________ degrees, at a distance of _________ metres.

NOTE: Legal corner post can be witness only if it was not feasible to place any posts.

                          ACKNOWLEDGMENTS

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification post if applicable) are indicated.

Do you intend to extract Industrial Minerals from this
tenure?        Yes______      No X

Signature of Locator